UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 30, 2023
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on June 22, 2023, the opt-in process was completed for the January 2023 settlements of the ethylene oxide claims against Sterigenics U.S., LLC and Sotera Health LLC (the “Settling Defendants”) in the Circuit Court of Cook County, Illinois and the Settling Defendants elected to proceed with settlements with the 879 eligible claimants who opted in (the “Settling Claimants”). On June 30, 2023, settlement funds of approximately $408 million were released from escrow. On July 6, 2023, the claims of the Settling Claimants against the Settling Defendants were dismissed with prejudice. An immaterial fraction of the settlement funds remains in escrow with respect to three claimants who did not opt in; these funds will revert to Sterigenics if these claimants do not opt in before December 31, 2023.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Forward-looking Statements

This report contains forward-looking statements that reflect management’s expectations about future events and speak only as of the date hereof. You can identify these forward-looking statements by the use of forward-looking words such as “will” or other comparable words. Any forward-looking statements contained in this report are based upon current plans, estimates and expectations in light of information currently available to the Company. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by the Company will be achieved. These forward-looking statements are subject to various risks, uncertainties and assumptions. For additional discussion of these risks and uncertainties, please refer to those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, and the Company’s other filings with the Securities and Exchange Commission, including under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” as well as the Current Report on Form 8-K filed by the Company on January 10, 2023 disclosing the terms of the settlement and the Current Report on Form 8-K filed by the Company on June 22, 2023. The Company does not undertake any obligation to publicly update or revise these forward-looking statements, except as otherwise required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: July 7, 2023	By:	/s/ Alexander Dimitrief
Alexander Dimitrief
Senior Vice President, General Counsel and Secretary